UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2021

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA	01864
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.125 per share	TER	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2021, the Board of Directors (the “Board”) of Teradyne, Inc. (the “Company” or “Teradyne”) amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”) to (a) implement proxy access and (b) reduce the required percentage of votes required to call a special meeting of shareholders, in each case, effective immediately.

The Bylaws include a new Article II, Section 10 that permits a shareholder, or a group of up to 20 shareholders, that owns, and has owned continuously for the preceding least three years, at least three percent of the issued and outstanding voting shares of the Company to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or twenty percent of the Board, provided that the shareholders and nominees satisfy the requirements specified in the Bylaws.

The Bylaws also amend and restate Article II, Section 2 to reduce the percentage of voting shares of the Company required to call a special meeting of shareholders from 66 2/3 to a majority in interest of all shares issued, outstanding and entitled to vote at a meeting.

The Bylaws also contain non-substantive conforming, clarifying, and updating changes to Article II, Sections 1 and 6 and Article III, Section 2.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Teradyne, Inc., effective January 26, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: January 28, 2021	By:	/s/ Sanjay Mehta
	Name:	Sanjay Mehta
	Title:	V.P., Chief Financial Officer and Treasurer